Exhibit 99.2

Select Historical

Financial Information

2019 - 2021

THE HANOVER INSURANCE GROUP
SELECT HISTORICAL FINANCIAL INFORMATION

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1

Pre-tax Operating Results and Related Metrics
Consolidated Eight Quarter Trending......................................................................	2
Core Commercial......................................................................................................	3-4
Specialty.....................................................................................................................	5-6
Personal Lines...........................................................................................................	7-10

Other Information
Non-GAAP Financial Measures...............................................................................	11
Premium Related Metric Definitions........................................................................	12

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

SEGMENT DESCRIPTIONS

CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses with annual premiums of $50,000 or less. Products are tailored to specific industry segments as needed.	● Business owners' policy/commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)

Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000.  Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, and employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms

Specialty Property & Casualty

Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;

Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors;

Excess & Surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;

Specialty General Liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers' compensation ● Other (general liability, commercial umbrella, monoline property)

Marine

Includes coverage for inland and ocean marine, and insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.

● Inland/ocean marine ● Ancillary lines of business written through marine agents

Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile

Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses; and our run-off voluntary assumed property and casualty pools business.

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021

Gross premiums written	$1,288.9	$1,224.0	$1,406.1	$1,235.5	$1,337.6	$1,342.8	$1,493.2	$1,170.7	$5,118.5	$5,154.5	$5,344.3

Net premiums written	$1,136.9	$1,081.0	$1,268.5	$1,112.1	$1,196.1	$1,207.2	$1,375.2	$1,214.9	$4,581.7	$4,598.5	$4,993.4

Net premiums earned	$1,141.4	$1,096.6	$1,135.4	$1,154.0	$1,161.8	$1,179.8	$1,186.0	$1,242.6	$4,474.5	$4,527.4	$4,770.2

Losses and LAE:

Current year, excluding catastrophe losses	692.3	569.1	645.7	666.2	656.2	680.9	711.4	739.2	2,696.2	2,573.3	2,787.7

Prior year favorable development, excluding catastrophe losses	(2.0)	(4.9)	(2.6)	(6.0)	(8.2)	(12.6)	(20.9)	(14.4)	(0.9)	(15.5)	(56.1)

Current year catastrophe losses	37.9	154.8	75.5	35.6	133.3	91.8	153.5	39.0	196.8	303.8	417.6

Prior year favorable catastrophe development	-	(7.0)	(9.6)	(0.5)	-	(15.0)	-	-	(27.5)	(17.1)	(15.0)

Total losses and LAE	728.2	712.0	709.0	695.3	781.3	745.1	844.0	763.8	2,864.6	2,844.5	3,134.2

Amortization of deferred acquisition costs and other underwriting expenses	362.0	346.3	365.0	374.7	371.2	371.7	372.9	394.2	1,430.6	1,448.0	1,510.0

GAAP underwriting profit (loss)	51.2	38.3	61.4	84.0	9.3	63.0	(30.9)	84.6	179.3	234.9	126.0

Net investment income	69.6	57.7	67.6	70.2	76.8	75.6	78.8	79.5	281.3	265.1	310.7

Other income	6.7	6.1	8.1	6.4	6.0	5.8	6.1	6.0	25.5	27.3	23.9

Other operating expenses	(10.4)	(13.2)	(8.7)	(10.3)	(7.0)	(7.1)	(7.0)	(7.2)	(32.5)	(42.6)	(28.3)

Operating income before income taxes	117.1	$88.9	$128.4	$150.3	$85.1	$137.3	$47.0	$162.9	$453.6	$484.7	$432.3

Loss and LAE ratio:

Current year, excluding catastrophe losses	60.7%	51.8%	56.8%	57.8%	56.4%	57.8%	60.1%	59.6%	60.2%	56.8%	58.5%

Prior year favorable development, excluding catastrophe losses	(0.2)%	(0.4)%	(0.2)%	(0.5)%	(0.7)%	(1.1)%	(1.8)%	(1.2)%	-	(0.3)%	(1.2)%

Current year catastrophe losses	3.3%	14.1%	6.6%	3.0%	11.5%	7.8%	12.9%	3.1%	4.4%	6.7%	8.7%

Prior year favorable catastrophe development	-	(0.6)%	(0.8)%	-	-	(1.3)%	-	-	(0.6)%	(0.4)%	(0.3)%
Total loss and LAE ratio	63.8%	64.9%	62.4%	60.3%	67.2%	63.2%	71.2%	61.5%	64.0%	62.8%	65.7%

Expense ratio	31.4%	31.3%	31.8%	32.1%	31.6%	31.2%	31.1%	31.4%	31.6%	31.6%	31.3%
Combined ratio	95.2%	96.2%	94.2%	92.4%	98.8%	94.4%	102.3%	92.9%	95.6%	94.4%	97.0%

Combined ratio, excluding catastrophe losses	91.9%	82.7%	88.4%	89.4%	87.3%	87.9%	89.4%	89.8%	91.8%	88.1%	88.6%
Combined ratio, excluding catastrophe losses and prior year development	92.1%	83.1%	88.6%	89.9%	88.0%	89.0%	91.2%	91.0%	91.8%	88.4%	89.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CORE COMMERCIAL

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Gross premiums written	$517.3	$431.4	$547.4	$453.3	$539.9	$473.6	$601.1	$484.9	$1,928.5	$1,949.4	$2,099.5

Net premiums written	$460.6	$378.6	$486.4	$400.6	$480.6	$421.7	$534.6	$427.9	$1,727.0	$1,726.2	$1,864.8

Net premiums earned	$431.0	$417.4	$420.1	$435.2	$435.2	$447.6	$459.7	$468.4	$1,689.9	$1,703.7	$1,810.9

Losses and LAE:

Current year, excluding catastrophe losses	275.8	218.5	250.4	254.8	250.6	258.2	281.7	271.9	1,001.1	999.5	1,062.4

Prior year unfavorable (favorable) development, excluding catastrophe losses	0.1	(2.8)	(3.6)	(6.3)	(2.7)	(4.6)	(3.3)	(7.2)	(37.8)	(12.6)	(17.8)

Current year catastrophe losses	20.2	57.9	22.0	4.2	94.5	22.5	57.3	10.9	80.8	104.3	185.2

Prior year favorable catastrophe development	(2.9)	(4.7)	(7.0)	(0.1)	(0.1)	(8.7)	(0.9)	-	(12.2)	(14.7)	(9.7)

Total losses and LAE	293.2	268.9	261.8	252.6	342.3	267.4	334.8	275.6	1,031.9	1,076.5	1,220.1

Amortization of deferred acquisition costs and other underwriting expenses	141.5	140.2	141.9	146.1	144.2	145.1	150.6	158.4	565.0	569.7	598.3

GAAP underwriting profit (loss)	(3.7)	8.3	16.4	36.5	(51.3)	35.1	(25.7)	34.4	93.0	57.5	(7.5)

Net investment income	32.9	26.8	31.5	33.0	36.9	35.0	37.0	37.6	124.0	124.2	146.5

Other income	1.1	0.9	1.3	1.0	0.8	0.8	0.9	0.8	4.6	4.3	3.3

Other operating expenses	(2.4)	(3.8)	(1.7)	-	(1.2)	(1.0)	(1.2)	(0.9)	(5.2)	(7.9)	(4.3)

Operating income (loss) before income taxes	$27.9	$32.2	$47.5	$70.5	$(14.8)	$69.9	$11.0	$71.9	$216.4	$178.1	$138.0

Loss and LAE ratio:

Current year, excluding catastrophe losses	64.0%	52.4%	59.6%	58.5%	57.6%	57.6%	61.2%	58.0%	59.2%	58.6%	58.7%

Prior year favorable development, excluding catastrophe losses	-	(0.7)%	(0.9)%	(1.4)%	(0.6)%	(1.0)%	(0.7)%	(1.5)%	(2.2)%	(0.7)%	(1.0)%

Current year catastrophe losses	4.7%	13.8%	5.3%	0.9%	21.7%	5.0%	12.5%	2.3%	4.8%	6.2%	10.2%

Prior year favorable catastrophe development	(0.7)%	(1.1)%	(1.7)%	-	-	(1.9)%	(0.2)%	-	(0.7)%	(0.9)%	(0.5)%
Total loss and LAE ratio	68.0%	64.4%	62.3%	58.0%	78.7%	59.7%	72.8%	58.8%	61.1%	63.2%	67.4%

Expense ratio	32.6%	33.4%	33.5%	33.4%	33.0%	32.2%	32.6%	33.6%	33.2%	33.2%	32.9%

Combined ratio	100.6%	97.8%	95.8%	91.4%	111.7%	91.9%	105.4%	92.4%	94.3%	96.4%	100.3%

Combined ratio, excluding catastrophe losses	96.6%	85.1%	92.2%	90.5%	90.0%	88.8%	93.1%	90.1%	90.2%	91.1%	90.6%
Combined ratio, excluding catastrophe losses and prior year development	96.6%	85.8%	93.1%	91.9%	90.6%	89.8%	93.8%	91.6%	92.4%	91.8%	91.6%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

CORE COMMERCIAL

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Written Premiums
Gross	$517.3	$431.4	$547.4	$453.3	$539.9	$473.6	$601.1	$484.9	$1,928.5	$1,949.4	$2,099.5
Ceded	(56.7)	(52.8)	(61.0)	(52.7)	(59.3)	(51.9)	(66.5)	(57.0)	(201.5)	(223.2)	(234.7)
Net	$460.6	$378.6	$486.4	$400.6	$480.6	$421.7	$534.6	$427.9	$1,727.0	$1,726.2	$1,864.8
Growth	5.0%	(5.0)%	0.1%	(0.9)%	4.3%	11.4%	9.9%	6.8%	3.8%	-	8.0%
						`
Net premiums written by segment
Small Commercial	$237.2	$220.0	$233.1	$222.3	$257.1	$246.8	$256.3	$243.2	$872.4	$912.6	$1,003.4
Middle Market	223.4	158.6	253.3	178.3	223.5	174.9	278.3	184.7	854.6	813.6	861.4
Total	$460.6	$378.6	$486.4	$400.6	$480.6	$421.7	$534.6	$427.9	$1,727.0	$1,726.2	$1,864.8

Net premiums written by line of business
Commercial Multiple Peril	$230.3	$199.6	$269.5	$204.7	$237.2	$219.0	$284.2	$217.3	$893.5	$904.1	$957.7
Commercial Automobile	87.9	76.0	87.0	78.0	90.0	80.6	92.9	77.3	329.6	328.9	340.8
Workers' Compensation	95.5	64.0	77.8	78.2	95.7	76.6	92.7	84.3	329.6	315.5	349.3
Other Core Commercial	46.9	39.0	52.1	39.7	57.7	45.5	64.8	49.0	174.3	177.7	217.0
Total	$460.6	$378.6	$486.4	$400.6	$480.6	$421.7	$534.6	$427.9	$1,727.0	$1,726.2	$1,864.8

Related Metrics
Premium Retention	85.3%	86.9%	87.1%	85.3%	87.3%	84.9%	87.8%	86.7%	83.4%	86.2%	86.7%
Renewal Price Change	6.0%	1.2%	4.9%	6.7%	6.3%	9.3%	9.4%	9.5%	6.2%	4.7%	8.6%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

SPECIALTY

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Gross premiums written	$313.2	$295.0	$337.3	$306.1	$344.1	$332.1	$327.2	$346.0	$1,198.8	$1,251.6	$1,349.4

Net premiums written	$247.0	$236.3	$274.1	$249.5	$276.8	$265.1	$292.2	$284.8	$980.2	$1,006.9	$1,118.9

Net premiums earned	$244.9	$241.2	$245.0	$248.5	$257.7	$255.8	$238.9	$277.5	$964.3	$979.6	$1,029.9

Losses and LAE:

Current year, excluding catastrophe losses	137.9	131.3	134.7	130.7	138.3	145.7	125.8	145.7	554.0	534.6	555.5

Prior year unfavorable (favorable) development, excluding catastrophe losses	(3.8)	(2.3)	(0.3)	-	(0.6)	(3.3)	(8.1)	(4.2)	9.1	(6.4)	(16.2)

Current year catastrophe losses	6.9	12.9	20.5	6.4	24.3	7.7	17.5	4.6	27.0	46.7	54.1

Prior year unfavorable (favorable) catastrophe development	(0.4)	(1.3)	(1.9)	(0.5)	0.1	(3.3)	0.9	-	(12.4)	(4.1)	(2.3)

Total losses and LAE	140.6	140.6	153.0	136.6	162.1	146.8	136.1	146.1	577.7	570.8	591.1

Amortization of deferred acquisition costs and other underwriting expenses	90.2	87.6	89.7	92.5	93.6	90.3	87.3	98.2	358.1	360.0	369.4

GAAP underwriting profit	14.1	13.0	2.3	19.4	2.0	18.7	15.5	33.2	28.5	48.8	69.4

Net investment income	13.5	11.1	12.9	13.6	14.9	16.0	15.9	16.1	56.1	51.1	62.9

Other income	1.2	1.3	1.5	1.4	1.6	1.7	1.6	1.5	4.6	5.4	6.4

Other operating expenses	(2.1)	(2.3)	(1.9)	(1.7)	(1.5)	(1.9)	(1.6)	(1.8)	(5.5)	(8.0)	(6.8)

Operating income before income taxes	$26.7	$23.1	$14.8	$32.7	$17.0	$34.5	$31.4	$49.0	$83.7	$97.3	$131.9

Loss and LAE ratio:

Current year, excluding catastrophe losses	56.3%	54.5%	54.9%	52.6%	53.6%	57.0%	52.7%	52.4%	57.5%	54.7%	54.0%

Prior year favorable development, excluding catastrophe losses	(1.6)%	(1.0)%	(0.1)%	-	(0.2)%	(1.3)%	(3.4)%	(1.5)%	0.9%	(0.7)%	(1.6)%

Current year catastrophe losses	2.9%	5.3%	8.4%	2.6%	9.5%	3.0%	7.3%	1.7%	2.8%	4.7%	5.2%

Prior year unfavorable (favorable) catastrophe development	(0.2)%	(0.5)%	(0.8)%	(0.2)%	-	(1.3)%	0.4%	-	(1.3)%	(0.4)%	(0.2)%
Total loss and LAE ratio	57.4%	58.3%	62.4%	55.0%	62.9%	57.4%	57.0%	52.6%	59.9%	58.3%	57.4%

Expense ratio	36.6%	36.1%	36.3%	36.9%	35.9%	34.9%	36.2%	35.1%	37.0%	36.5%	35.5%

Combined ratio	94.0%	94.4%	98.7%	91.9%	98.8%	92.3%	93.2%	87.7%	96.9%	94.8%	92.9%

Combined ratio, excluding catastrophe losses	91.3%	89.6%	91.1%	89.5%	89.3%	90.6%	85.5%	86.0%	95.4%	90.5%	87.9%
Combined ratio, excluding catastrophe losses and prior year development	92.9%	90.6%	91.2%	89.5%	89.5%	91.9%	88.9%	87.5%	94.5%	91.2%	89.5%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

SPECIALTY

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Written Premiums
Gross	$313.2	$295.0	$337.3	$306.1	$344.1	$332.1	$327.2	$346.0	$1,198.8	$1,251.6	$1,349.4
Ceded	(66.2)	(58.7)	(63.2)	(56.6)	(67.3)	(67.0)	(35.0)	(61.2)	(218.6)	(244.7)	(230.5)
Net	$247.0	$236.3	$274.1	$249.5	$276.8	$265.1	$292.2	$284.8	$980.2	$1,006.9	$1,118.9
Growth	3.4%	(4.1)%	5.3%	6.3%	12.1%	12.2%	6.6%	14.1%	3.5%	2.7%	11.1%

Net premiums written by segment
Professional and Executive Lines	$86.0	$75.3	$88.5	$81.0	$94.4	$81.3	$98.0	$93.3	$306.4	$330.8	$367.0
Specialty Property & Casualty	73.1	72.6	84.1	80.9	79.3	79.8	87.1	101.4	319.6	310.7	347.6
Marine	72.7	72.8	85.2	73.6	91.1	86.6	90.4	77.1	288.6	304.3	345.2
Surety and Other	15.2	15.6	16.3	14.0	12.0	17.4	16.7	13.0	65.6	61.1	59.1
Total	$247.0	$236.3	$274.1	$249.5	$276.8	$265.1	$292.2	$284.8	$980.2	$1,006.9	$1,118.9

Related Metrics
Premium Retention	82.4%	83.2%	84.0%	84.4%	82.3%	83.1%	85.5%	84.8%	80.9%	83.5%	83.9%
Renewal Price Change	8.9%	5.8%	7.9%	10.1%	8.7%	11.3%	10.8%	12.7%	6.1%	8.1%	10.9%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Gross premiums written	$458.4	$497.6	$521.4	$476.1	$453.6	$537.1	$564.9	$339.8	$1,991.2	$1,953.5	$1,895.4

Net premiums written	$429.3	$466.1	$508.0	$462.0	$438.7	$520.4	$548.4	$502.2	$1,874.5	$1,865.4	$2,009.7

Net premiums earned	$465.5	$438.0	$470.3	$470.3	$468.9	$476.4	$487.4	$496.7	$1,820.3	$1,844.1	$1,929.4

Losses and LAE:

Current year, excluding catastrophe losses	278.6	219.2	260.6	280.7	267.3	277.0	303.9	321.6	1,141.0	1,039.1	1,169.8

Prior year unfavorable (favorable) development, excluding catastrophe losses	(1.6)	(0.1)	1.0	-	(5.2)	(5.0)	(9.9)	(3.0)	26.6	(0.7)	(23.1)

Current year catastrophe losses	10.8	84.0	33.0	25.0	14.5	61.6	78.7	23.5	89.0	152.8	178.3

Prior year unfavorable (favorable) catastrophe development	3.3	(1.0)	(0.7)	0.1	-	(3.0)	-	-	(2.9)	1.7	(3.0)

Total losses and LAE	291.1	302.1	293.9	305.8	276.6	330.6	372.7	342.1	1,253.7	1,192.9	1,322.0

Amortization of deferred acquisition costs and other underwriting expenses	130.3	118.5	133.4	136.1	133.4	136.3	135.0	137.6	507.5	518.3	542.3

GAAP underwriting profit (loss)	44.1	17.4	43.0	28.4	58.9	9.5	(20.3)	17.0	59.1	132.9	65.1

Net investment income	20.3	16.5	19.5	20.4	22.1	21.8	22.6	22.9	80.1	76.7	89.4

Other income	2.7	1.8	3.5	2.6	2.3	2.2	2.6	2.6	11.4	10.6	9.7

Other operating expenses	(2.2)	(3.1)	(1.8)	(0.6)	(1.5)	(1.3)	(1.3)	(1.6)	(5.7)	(7.7)	(5.7)

Operating income before income taxes	$64.9	$32.6	$64.2	$50.8	$81.8	$32.2	$3.6	$40.9	144.9	212.5	$158.5

Loss and LAE ratio:

Current year, excluding catastrophe losses	59.8%	50.1%	55.4%	59.7%	57.0%	58.1%	62.4%	64.8%	62.7%	56.3%	60.6%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(0.3)%	-	0.2%	-	(1.1)%	(1.0)%	(2.0)%	(0.6)%	1.5%	-	(1.2)%

Current year catastrophe losses	2.3%	19.1%	7.0%	5.3%	3.1%	12.9%	16.1%	4.7%	4.9%	8.3%	9.3%

Prior year unfavorable (favorable) catastrophe development	0.7%	(0.2)%	(0.1)%	-	-	(0.6)%	-	-	(0.2)%	0.1%	(0.2)%
Total loss and LAE ratio	62.5%	69.0%	62.5%	65.0%	59.0%	69.4%	76.5%	68.9%	68.9%	64.7%	68.5%

Expense ratio	27.5%	26.7%	27.9%	28.4%	28.0%	28.2%	27.3%	27.3%	27.4%	27.7%	27.7%

Combined ratio	90.0%	95.7%	90.4%	93.4%	87.0%	97.6%	103.8%	96.2%	96.3%	92.4%	96.2%

Combined ratio, excluding catastrophe losses	87.0%	76.8%	83.5%	88.1%	83.9%	85.3%	87.7%	91.5%	91.6%	84.0%	87.1%
Combined ratio, excluding catastrophe losses and prior year development	87.3%	76.8%	83.3%	88.1%	85.0%	86.3%	89.7%	92.1%	90.1%	84.0%	88.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES - AUTOMOBILE

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021

Net premiums written	$279.4	$276.8	$311.6	$283.7	$280.7	$318.6	$330.8	$300.3	$1,186.1	$1,151.5	$1,230.4

Net premiums earned	$293.3	$263.9	$295.2	$293.4	$291.1	$295.6	$301.8	$305.3	$1,152.4	$1,145.8	$1,193.8

Losses and LAE:

Current year, excluding catastrophe losses	196.6	131.8	177.6	197.1	174.7	183.6	207.9	226.3	825.3	703.1	792.5

Prior year unfavorable (favorable) development, excluding catastrophe losses	2.9	-	(0.1)	1.7	(5.3)	(3.8)	(10.0)	(4.4)	22.0	4.5	(23.5)

Current year catastrophe losses	0.8	5.2	3.2	1.0	0.6	9.4	7.5	2.5	5.7	10.2	20.0

Prior year unfavorable (favorable) catastrophe development	0.9	(0.1)	-	(0.1)	-	(0.7)	(0.3)	(0.3)	(0.4)	0.7	(1.3)

Total losses and LAE	201.2	136.9	180.7	199.7	170.0	188.5	205.1	224.1	852.6	718.5	787.7

Loss and LAE ratio:

Current year, excluding catastrophe losses	67.0%	50.0%	60.1%	67.2%	60.0%	62.2%	68.9%	74.1%	71.6%	61.3%	66.4%

Prior year unfavorable (favorable) development, excluding catastrophe losses	1.0%	-	-	0.6%	(1.8)%	(1.3)%	(3.3)%	(1.4)%	1.9%	0.4%	(2.0)%

Current year catastrophe losses	0.3%	1.9%	1.1%	0.3%	0.2%	3.1%	2.5%	0.8%	0.5%	0.9%	1.7%

Prior year unfavorable (favorable) catastrophe development	0.3%	-	-	-	-	(0.2)%	(0.1)%	(0.1)%	-	0.1%	(0.1)%
Total loss and LAE ratio	68.6%	51.9%	61.2%	68.1%	58.4%	63.8%	68.0%	73.4%	74.0%	62.7%	66.0%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES - HOME & OTHER

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021

Net premiums written	$149.9	$189.3	$196.4	$178.3	$158.0	$201.8	$217.6	$201.9	$688.4	$713.9	$779.3

Net premiums earned	$172.2	$174.1	$175.1	$176.9	$177.8	$180.8	$185.6	$191.4	$667.9	$698.3	$735.6

Losses and LAE:

Current year, excluding catastrophe losses	82.0	87.4	83.0	83.6	92.6	93.4	96.0	95.3	315.7	336.0	377.3

Prior year unfavorable (favorable) development, excluding catastrophe losses	(4.5)	(0.1)	1.1	(1.7)	0.1	(1.2)	0.1	1.4	4.6	(5.2)	0.4

Current year catastrophe losses	10.0	78.8	29.8	24.0	13.9	52.2	71.2	21.0	83.3	142.6	158.3

Prior year unfavorable (favorable) catastrophe development	2.4	(0.9)	(0.7)	0.2	-	(2.3)	0.3	0.3	(2.5)	1.0	(1.7)

Total losses and LAE	89.9	165.2	113.2	106.1	106.6	142.1	167.6	118.0	401.1	474.4	534.3

Loss and LAE ratio:

Current year, excluding catastrophe losses	47.6%	50.2%	47.4%	47.3%	52.1%	51.7%	51.6%	49.8%	47.3%	48.1%	51.2%

Prior year unfavorable (favorable) development, excluding catastrophe losses	(2.6)%	(0.1)%	0.6%	(1.0)%	0.1%	(0.7)%	0.1%	0.7%	0.7%	(0.7)%	0.1%

Current year catastrophe losses	5.8%	45.3%	17.0%	13.6%	7.8%	28.9%	38.4%	11.0%	12.5%	20.4%	21.5%

Prior year unfavorable (favorable) catastrophe development	1.4%	(0.5)%	(0.4)%	0.1%	-	(1.3)%	0.2%	0.2%	(0.4)%	0.1%	(0.2)%
Total loss and LAE ratio	52.2%	94.9%	64.6%	60.0%	60.0%	78.6%	90.3%	61.7%	60.1%	67.9%	72.6%

THE HANOVER INSURANCE GROUP
PREMIUMS WRITTEN AND RELATED METRICS

PERSONAL LINES

									YTD	YTD	YTD
(In millions, except percentage data)	1Q2020	2Q2020	3Q2020	4Q2020	1Q2021	2Q2021	3Q2021	4Q2021	2019	2020	2021
Written Premiums
Gross	$458.4	$497.6	$521.4	$476.1	$453.6	$537.1	$564.9	$339.8	$1,991.2	$1,953.5	$1,895.4
Ceded	(29.1)	(31.5)	(13.4)	(14.1)	(14.9)	(16.7)	(16.5)	162.4	(116.7)	(88.1)	114.3
Net	$429.3	$466.1	$508.0	$462.0	$438.7	$520.4	$548.4	$502.2	$1,874.5	$1,865.4	$2,009.7
Growth	2.1%	-5.5%	2.3%	-0.5%	2.2%	11.6%	8.0%	8.7%	5.7%	-0.5%	7.7%

Net premiums written by line of business
Personal Automobile	$279.4	$276.8	$311.6	$283.7	$280.7	$318.6	$330.8	$300.3	$1,186.1	$1,151.5	$1,230.4
Homeowners and Other	149.9	189.3	196.4	178.3	158.0	201.8	217.6	201.9	688.4	713.9	779.3
Total	$429.3	$466.1	$508.0	$462.0	$438.7	$520.4	$548.4	$502.2	$1,874.5	$1,865.4	$2,009.7

Related Metrics

Renewal Price Change
Personal Automobile	6.4%	5.7%	6.4%	6.3%	4.2%	3.5%	1.5%	1.2%	6.2%	6.2%	2.6%
Homeowners	9.0%	8.9%	8.6%	7.9%	6.2%	5.7%	5.9%	6.9%	8.7%	8.6%	6.2%
Total (1)	7.4%	6.9%	7.2%	6.9%	4.9%	4.4%	3.2%	3.4%	7.1%	7.1%	4.0%

Policy Retention
Personal Automobile	83.9%	86.5%	81.0%	82.0%	84.0%	85.8%	88.0%	88.4%	84.8%	83.4%	86.5%
Homeowners	84.1%	87.3%	83.3%	83.4%	84.2%	86.9%	89.3%	89.6%	85.7%	84.5%	87.6%
Total (1)	84.0%	86.8%	82.1%	82.7%	84.1%	86.4%	88.6%	89.0%	85.2%	83.9%	87.1%

PIF change from prior year period
Personal Automobile	0.7%	(0.1)%	(1.7)%	(2.8)%	(2.7)%	(0.9)%	2.7%	6.1%	1.4%	(2.8)%	6.1%
Homeowners	1.5%	0.8%	(0.2)%	(1.1)%	(0.9)%	0.6%	3.4%	6.0%	2.1%	(1.1)%	6.0%
Total (1)	1.1%	0.4%	(0.9)%	(1.9)%	(1.8)%	(0.1)%	3.1%	6.1%	1.8%	(1.9)%	6.1%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP
NON-GAAP FINANCIAL MEASURES

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and income taxes, total operating income after income taxes, and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and income taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and income taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and income taxes is the sum of the operating income (loss) from: Core Commercial, Specialty, Personal Lines, and Other. The Hanover believes that measures of operating income before interest expense and income taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

The Hanover also provides measures of operating income (loss) and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income (loss) excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

THE HANOVER INSURANCE GROUP
PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed, rate inflation adjustments or other changes in policy level exposure or insured risks.  Actual written price changes may differ, as not all policies are retained.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal.  Actual written rate changes may differ, as not all policies are retained.  Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change
●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.